United States

Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

_________________

Date of report (date of earliest event reported):  December 19, 2007

UNIVERSAL GUARDIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24755 (Commission File Number)	33-0379106 (I.R.S. Employer Identification No.)

4695 MacArthur Court

Suite 300

Newport Beach, California 92660

(949) 861-8295

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Universal Guardian Holdings, Inc. (“we”, “our company” or “Universal Holdings”) files this report on Form 8-K to report the following transactions or events:

Section 5 — Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Principal Officers; Election of Directors; Appointment of Certain Principal Officers; Compensatory Arrangements of Certain Principal Officers

On December 19, 2007, Kevin A. Westcott resigned as President and Chief Operating Officer of Universal Holdings, as well as all other positions and offices held with Universal Holdings and each of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Newport Beach, California, this 26th day of December, 2007.

UNIVERSAL GUARDIAN HOLDINGS, INC., a Delaware corporation
By:	/s/ Kevin F. Pickard
Kevin F. Pickard Interim Chief Financial Officer